UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2009

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road
HangZhou City, Zhejiang Province, China

(Address of principal executive offices) (Zip Code)

086-0571-88381700
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, China 3C Group, a Nevada corporation (the “Company”), hereby amends its Current Report on Form 8-K dated July 6, 2009, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of Jinhua Baofa Logistic, Ltd. (“Jinhua”) by Zhejiang Yong Xing Digital Technology Co. Ltd. and Yiwu Yong Xin Communication Ltd., subsidiaries of the Company, from the shareholders of Jinhua who own 100% of the equity interest in Jinhua.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

--Audited consolidated balance sheets of Jinhua as of December 31, 2008 and December 31, 2007;

--Audited consolidated statements of income and comprehensive income of Jinhua for the years ended December 31, 2008 and 2007;

--Audited consolidated statements of stockholders’ equity for the years ended December 31, 2008 and December 31, 2007;

--Audited consolidated statements of cash flows for the years ended December 31, 2008 and December 31, 2007; and

--Accompanying notes to the audited consolidated financial statements.

--Consolidated balance sheets of Jinhua as of June 30, 2009 (unaudited) and December 31, 2008;

--Consolidated statements of income and comprehensive income of Jinhua for the six months ended June 30, 2009 and 2008 (unaudited);

--Consolidated statements of cash flows for the six months ended June 30, 2009 and 2008 (unaudited); and

--Accompanying notes to the unaudited consolidated financial statements.

(b)           Pro-forma Financial Information

--Unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2009;

--Unaudited pro forma condensed consolidated statements of income and comprehensive income for the six months ended June 30, 2009;

--Unaudited pro forma condensed consolidated statements of income and comprehensive income for the year ended December 31, 2008; and

--Notes to the unaudited pro forma condensed consolidated financial statements.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA 3C GROUP

	By:	/s/ Zhenggang Wang
	Name:	Zhenggang Wang
	Title:	Chief Executive Officer

Dated: October 8, 2009

3

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
Jinhua Bao Fa Logistic Company Limited and Subsidiary

We have audited the accompanying consolidated balance sheets of Jinhua Bao Fa Logistic Company Limited and Subsidiary as of December 31, 2008 and 2007, and the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for each of the years in the two-year period ended December  31, 2008. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jinhua Bao Fa Logistic Company Limited and Subsidiary as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

Goldman Parks Kurland Mohidin LLP
Encino, California
July 15, 2009

F-1

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and equivalents	$1,026,527	$216,656
Accounts receivable	750,933	53,506
Other receivables	78,734	27,505
Prepaid expenses	143,387	110,164
Total current assets	1,999,581	407,831

Property, plant and equipment, net	222,654	324,456

Goodwill	178,538	178,538
Total assets	$2,400,773	$910,825

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$372,443	$-
Accrued expenses and other payables	335,920	119,866
Due to shareholders	58	177,739
Income taxes payable	625,454	141,358
Total current liabilities	1,333,875	438,963

Stockholders' equity:
Capital stock	204,669	204,669
Additional paid in capital	127,919	127,919
Retained earnings	259,574	53,473
Statutory reserve	423,940	63,616
Accumulated foreign currency gain	50,796	22,185
Total stockholders' equity	1,066,898	471,862
Total liabilities and stockholders' equity	$2,400,773	$910,825

The accompanying notes are an integral part of these financial statements.

F-2

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2008 and 2007

	2008	2007
Revenue	$10,482,856	$2,585,561
Cost of revenue	6,820,962	1,841,167
Gross profit	3,661,894	744,394
General and administrative expenses	1,196,605	498,930
Income from operations	2,465,289	245,464
Other (income) expense
Interest income	(4,164)	(1,462)
Other income	(8,677)	(483)
Other expense	18,256	16,292
Total other expense	5,415	14,347
Income before income taxes	2,459,874	231,117
Provision for income taxes	600,763	91,446
Net income	1,859,111	139,671
Foreign currency translation adjustments	28,611	22,185
Comprehensive income	$1,887,722	$161,856

The accompanying notes are an integral part of these financial statements.

F-3

JINHUA BAO FA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2008 and 2007

					Other
	Common	Additional	Statutory	Retained	Comprehensive
	Stock	Paid-in Capital	Reserve	Earnings	Income	Subtotal

BALANCE, JANUARY 1, 2007	$204,669	$127,919	$(21,168)	$32,719	$-	$344,139

Net income	-	-	-	139,671	-	139,671

Cash Dividends	-	-	-	(34,133)	-	(34,133)

Transfer to statutory reserve	-	-	84,784	(84,784)	-	-

Foreign translation adjustments	-	-	-	-	22,185	22,185

BALANCE, DECEMBER 31, 2007	204,669	127,919	63,616	53,473	22,185	471,862

Net income	-	-	-	1,859,111	-	1,859,111

Cash Dividends	-	-	-	(1,292,686)	-	(1,292,686)

Transfer to statutory reserve	-	-	360,324	(360,324)	-	-

Foreign translation adjustments	-	-	-	-	28,611	28,611

BALANCE, DECEMBER 31, 2008	$204,669	$127,919	$423,940	$259,574	$50,796	$1,066,898

The accompanying notes are an integral part of these financial statements.

F-4

JINHUA BAO FA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	1,859,111	$139,671

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	107,015	93,947
Gain on disposal	(6,905)	-
Provision for bad debt	30,807	-

Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(713,876)	(48,578)
Other receivables	(48,617)	(8,940)
Prepaid expenses	(25,430)	(33,996)
(Decrease) increase in:
Accounts payable	366,664	-
Accrued expenses and other payables	167,471	65,772
Amount due to shareholders	(186,664)	105,025
Taxes payables	504,556	89,490
Total adjustments	195,021	262,720
Net cash provided by operating activities	2,054,132	402,391

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(431)	(127,253)
Sales proceeds from disposal of property	21,976	-
Cash paid for acquisition	-	(238,262)
Net cash provided by (used in) investing activities	21,545	(365,515)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid	(1,292,686)	(34,133)
Net cash (used in) financing activities	(1,292,686)	(34,133)
Effect of exchange rate change on cash	26,880	14,908

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	809,871	17,652
Cash and cash equivalents, beginning of year	216,656	199,005
CASH AND CASH EQUIVALENTS, END OF year	$1,026,527	$216,656

Supplemental disclosure of cash flow information:
Income taxes paid	$133,518	$1,274

Supplemental disclosure of non-cash investing and financing activities:
Purchased goodwill	$-	$178,538
Fair value of assets purchased, less cash acquired	$-	$38,822
Net cash acquired in acquisitions	$-	$26,087

The accompanying notes are an integral part of these financial statements.

F-5

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

1.	DESCRIPTION OF BUSINESS

Jinhua Baofa Logistic Company Limited (“Jinhua”) was legally established on December 27, 2001 under the laws of the Peoples’ Republic of China (“PRC”). Jinhua provides transportation logistics services to businesses. Jinhua operates primarily in Eastern China and covers many of the most developed cities in the Eastern China region such as Shanghai, Hangzhou and Nanjing.

Acquisitions

(a) Shanghai Xianghe Logistic Co., Ltd

On August 16, 2007, Jinhua completed the acquisition of a 100% interest in Shanghai Xianghe Logistic Co., Ltd. (“Xianghe”) for cash of RMB 1,800,000 (approximately $238,000). This amount is included in the cost of net assets and goodwill purchased.

The acquisition was  accounted for as a purchase  and the results of operations from the acquisition date have been included in Jinhua’s  consolidated financial statements. The allocation of the purchase price is as follows:

Cash acquired	$26,087
Accounts receivable	2,822
Other receivables	529
Prepaid expenses	1,986
Property, plant & equipment	33,485
Goodwill	178,538
Total assets acquired	243,447

Liabilities assumed
Accrued expenses & Other payable	4,497
Taxes payable	688
Total liabilities assumed	5,185

Total	$238,262

Xianghe was established on August 13, 2001 under the laws of the PRC. Xianghe provides transportation logistics services to businesses in Shanghai, Jiangsu province and Zhejiang Province.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The Company’s functional currency is the Chinese Renminbi, however the accompanying consolidated financial statements have been translated and presented in United States Dollars (“USD”).

Principles of Consolidation

The consolidated financial statements include the accounts of Jinhua and its wholly owned subsidiary Xianghe (from the date of acquisition), collectively referred to as the Company. All material intercompany accounts, transactions and profits have been eliminated in consolidation.

Currency Translation

The accounts of Jinhua  and its subsidiary (“the Company”) were maintained, and its financial statements were expressed, in Chinese  Renminbi (“CNY”). Such financial statements were translated into USD in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to SFAS No. 52, assets and liabilities were translated at the ending exchange rate, stockholders’ equity is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported as other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” as a component of shareholders’ equity. Translation gains and losses are reflected in the consolidated statement of income and comprehensive income.

F-6

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management  assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Allowance for Doubtful Accounts

We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts. Allowance for doubtful accounts was $30,807 and $0 as of December 31, 2008 and 2007, respectively.

Property, Plant & Equipment

Property and equipment are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are expensed  as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Motor Vehicles	3-5 years
Office furniture and equipment	5 years
Machinery	5 years

As of December 31, 2008 and 2007, property and equipment consisted of the following:

	2008	2007
Motor Vehicles	$701,115	$703,421
Office furniture and equipment	12,459	11,676
Machinery	2,911	2,317
Sub Total	716,485	717,414
Less: accumulated depreciation	(493,831)	(392,958)
Total	$222,654	$324,456

F-7

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires  the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

We recognize revenue upon delivery of goods.

Advertising

Advertising costs are expensed as incurred and are classified in general administrative expenses. Advertising expenses were $3,915 in 2008 and $13,282 in 2007.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are calculated based upon the functional currency, in our case the CNY. As a result, amounts related to changes in assets and liabilities reported on the statement of cash flows will not necessarily agree with the changes in the corresponding balances on the balance sheet.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in US GAAP, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of this statement had no impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115.” This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The adoption of this statement had no impact on the Company’s consolidated financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), “Business Combinations.” SFAS 141R changes how a reporting enterprise accounts for the acquisition of a business. SFAS 141R requires an acquiring entity to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with limited exceptions, and applies to a wider range of transactions or events. SFAS 141R is effective for fiscal years beginning on or after December 15, 2008 and early adoption and retrospective application is prohibited. The adoption of SFAS 141(R) will have a material impact on future acquisitions.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements.” This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning January 1, 2009. Management is currently evaluating the effect of this pronouncement on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. Management is currently evaluating the effect of this pronouncement on financial statements.

F-8

On May 8, 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,” which will provide framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with US GAAP for nongovernmental entities. With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature.  The Company is currently assessing the impact of SFAS No. 162 on its financial position and results of operations.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company does not expect the adoption of SFAS No. l 163 will have a material impact on its financial condition or results of operation.

In April 2009, the FASB issued SFAS No. 164, “Not-for-Profit Entities: Mergers and Acquisitions”. SFAS No. 164 provides guidance on accounting for a combination of not-for-profit entities, which is a transaction or other event that results in a not-for-profit entity initially recognizing another not-for-profit entity, a business, or a non-profit activity in its financial statements. It is effective for financial statements issued for fiscal years beginning after December 15, 2009. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 is intended to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. We are in the process of evaluating the effect of the adoption of SFAS No. 165 will have on our financial statements.

In June 2009, the FASB issued SFAS No. 166, a revision to SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets and where companies have continuing exposure to the risks related to transferred financial assets. SFAS 166 is effective at the start of a company’s first fiscal year beginning after November 15, 2009, or January 1, 2010 for companies reporting earnings on a calendar-year basis. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 167, a revision to FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities, and will change how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. Under SFAS No. 167, determining whether a company is required to consolidate an entity will be based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 is effective at the start of a company’s first fiscal year beginning after November 15, 2009, or January 1, 2010 for companies reporting earnings on a calendar-year basis. We are in the process of evaluating the effect, if any, the adoption of SFAS No. 167 will have on our financial statements.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting. SFAS 168 represents the last numbered standard to be issued by FASB under the old (pre-Codification) numbering system, and amends the GAAP hierarchy. On July 1, FASB will launch new FASB’s Codification (full name: the FASB Accounting Standards Codification TM.) The Codification will supersede existing GAAP for nongovernmental entities; governmental entities will continue to follow standards issued by FASB’s sister organization, the Governmental Accounting Standards Board (GASB).

3.	INCOME TAXES

Pursuant to the PRC Income Tax Laws, from January 1, 2008, the Enterprise Income Tax (“EIT) is at a statutory rate of 25%. In 2007, EIT was at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

F-9

The components of the income tax provision for the years ended December 31, 2008 and 2007 were all current.

Reconciliation of the differences between the statutory U.S. Federal income tax rate and the effective rate is as follows for 2008 and 2007.

	2008	2007
US statutory rate	34%	34%
Tax rate difference	(9)%	(1)%
Other	(1)%	7%
Effective rate	24%	40%

Income tax payable at December 31, 2008 and 2007 were $625,454 and $141,358, respectively.

4.	PREPAID EXPENSES

Prepaid expenses at December 31, 2008 and 2007 consist of the following:

	2008	2007
Prepayment for insurance	$92,911	$26,339
Prepayment for rent and rent deposit	26,075	83,825
Other	24,401	-
Total	$143,387	$110,164

5.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expense and other payable as at December 31, 2008 and 2007 consist of the following:

	2008	2007
Accrued salaries and staff welfare	$68,945	$12,847
Miscellaneous tax payables	219,709	104,640
Other payables	47,266	2,379
Total	$335,920	$119,866

6.	DUE TO SHAREHOLDERS

On December 31, 2008 and 2007, the Company had advances from shareholders of $58 and $177,739 respectively. The advances do not bear interest.

F-10

7.	CAPITAL STOCK

Jinhua is registered in the PRC with registered capital of $204,669. The Company has four shareholders who own 5%, 10%, 22% and 63% ownership interest at December 31, 2008.  At the end of December 31, 2007, Company had three shareholders who owned 16%, 17% and 67% interest.

8.	STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprise’s income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006, the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital. Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2008 and 2007, the Company had allocated $423,940 and $63,616, respectively, to these non-distributable reserve funds.

9.	MAJOR CUSTOMERS AND CREDIT RISK

During 2008 and 2007, no customer accounted for more than 10% of the Company’s sales or accounts receivable.

During 2008, four vendors comprised more than 10% of the Company’s accounts payable, representing 26.44%, 15.98%, 14.17% and 10.34%, respectively.

10.	COMMITMENTS

The Company leases various facilities and trucks under operating leases that expires through 2012. The future minimum obligations under these agreements are as follows as of December 31, 2008:

2009	$2,477,808
2010	403,750
2011	24,014
2012	1,444
Total	$2,907,016

F-11

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2009 AND 2008

TABLE OF CONTENTS

Consolidated Balance Sheets (Unaudited)	F-1

Consolidated Statements of Income and Comprehensive Income (Unaudited)	F-2

Consolidated Statements of Cash Flows (Unaudited)	F-3

Notes to Unaudited Consolidated Financial Statements	F-4 - F-9

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

ASSETS
	June 30, 2009	December 31, 2008
	(Unaudited)	(Audited)

Current assets:
Cash and equivalents	$2,404,519	$1,026,527
Accounts receivable	715,045	750,933
Other receivables	60,250	78,734
Prepaid expenses	149,819	143,387
Total current assets	3,329,633	1,999,581

Property, plant and equipment, net	193,264	222,654

Goodwill	178,538	178,538
Total assets	$3,701,435	$2,400,773

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$315,166	$372,443
Accrued expenses and other payables	546,748	335,920
Due to shareholders	58	58
Income taxes payable	814,350	625,454
Total current liabilities	1,676,322	1,333,875

Stockholders' equity:
Capital stock	204,669	204,669
Additional paid in capital	127,918	127,919
Retained earnings	1,216,790	259,574
Statutory reserve	423,940	423,940
Accumulated foreign currency gain	51,796	50,796
Total stockholders' equity	2,025,113	1,066,898
Total liabilities and stockholders' equity	$3,701,435	$2,400,773

The accompanying notes are an integral part of these consolidated financial statements.

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
SIX MONTHS ENDED JUNE 30, 2009 and 2008 (UNAUDITED)

	2009	2008
Revenue	$5,757,616	$4,364,834
Cost of revenue	3,870,807	3,059,276
Gross profit	1,886,809	1,305,558
General and administrative expenses	607,251	492,409
Income from operations	1,279,558	813,149
Other (income) expense
Interest income	(1,764)	(1,930)
Other income	(970)	(6,680)
Other expense	6,004	7,204
Total other (income) expense	3,270	(1,407)
Income before income taxes	1,276,288	814,556
Provision for income taxes	319,072	130,755
Net income	957,216	683,801
Foreign currency translation adjustments	1,000	38,864
Comprehensive income	$958,216	$722,665

The accompanying notes are an integral part of these consolidated financial statements.

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2009 and 2008 (UNAUDITED)

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$957,216	$683,801

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	46,015	55,513

Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	36,928	(730,608)
Other receivables	18,597	(38,666)
Prepaid expenses	(6,237)	(12,437)
(Decrease) increase in:
Accounts payable	(57,803)	262,057
Accrued expenses and other payables	258,572	279,579
Amount due to shareholders	-	(183,807)
Income taxes payables	139,923	133,478
Total adjustments	435,994	(234,891)
Net cash provided by operating activities	1,393,210	448,910

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(16,312)	15,810
Net cash provided by (used in) investing activities	(16,312)	15,810

Effect of exchange rate changes on cash	65,641	27,527

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,442,539	492,247
Cash and cash equivalents, beginning of period	961,980	216,656
CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,404,519	$708,903

Supplemental disclosure of cash flow information:
Income taxes paid	$130,175	$-

The accompanying notes are an integral part of these consolidated financial statements.

JINHUA BAOFA LOGISTIC COMPANY LIMITED AND SUBSIDIARY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

1.	DESCRIPTION OF BUSINESS

Jinhua Baofa Logistic Company Limited (“Jinhua”) was established on December 27, 2001 under the laws of the Peoples’ Republic of China (“PRC”). Jinhua provides transportation logistics services to businesses. Jinhua operates primarily in Eastern China and covers many of the most developed cities in the Eastern China such as Shanghai, Hangzhou and Nanjing.

Acquisitions

(a) Shanghai Xianghe Logistic Co., Ltd

On August 16, 2007, Jinhua completed acquiring 100% interest in Shanghai Xianghe Logistic Co., Ltd (“Xianghe”) for RMB 1,800,000 (approximately $238,000).

The acquisition was accounted for as a purchase  and the results of operations from the acquisition date were included in Jinhua’s  consolidated financial statements.. The allocation of the purchase price is as follows:

Cash acquired	$26,087
Accounts receivable	2,822
Other receivables	529
Prepaid expenses	1,986
Property, plant & equipment	33,485
Goodwill	178,538
Total assets acquired	243,447

Liabilities assumed
Accrued expenses & Other payable	4,497
Taxes payable	688
Total liabilities assumed	5,185

Total	$238,262

Xianghe was established August 13, 2001 under the laws of the PRC. Xianghe provides transportation logistics services to businesses in Shanghai, Jiangsu province and Zhejiang Province.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The Company’s functional currency is the Chinese Renminbi, however the accompanying consolidated financial statements have been translated and presented in United States Dollars (“USD”).

Principles of Consolidation

The consolidated financial statements include the accounts of Jinhua and its wholly owned subsidiary Xianghe, collectively referred to as the Company. All material intercompany accounts, transactions and profits have been eliminated in consolidation.

Currency Translation

The accounts of Jinhua and its subsidiary (“the Company”) were maintained, and its financial statements were expressed, in Chinese  Renminbi (“CNY”). Such financial statements were translated into USD in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to SFAS No. 52, assets and liabilities were translated at the ending exchange rate, stockholders’ equity is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported as other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” as a component of shareholders’ equity. Translation gains and losses are reflected in the statement of income and comprehensive income.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will be resolved when one or more future events occur or fail to occur. The Company’s management assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates it is probable a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates a potential material loss contingency is not probable but reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Allowance for Doubtful Accounts

We made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts. Allowance for doubtful accounts was $44,836 (unaudited) and $30,807 as of June 30, 2009 and December 31, 2008, respectively.

Property, Plant & Equipment

Property and equipment are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are expensed  as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Motor Vehicles	3-5 years
Office furniture and equipment	5 years
Machinery	5 years

As of June 30, 2009 (unaudited) and December 31, 2008, property and equipment consisted of the following:

	2009	2008
Motor Vehicles	$653,400	$701,115
Office furniture and equipment	77,463	12,459
Machinery	2,915	2,911
Sub Total	733,778	716,485
Less: accumulated depreciation	(540,514)	(493,831)
Total	$193,264	$222,654

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires  the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

We recognize revenue upon delivery of goods.

Advertising

Advertising costs are expensed as incurred and are classified in general administrative expenses. Advertising expenses was $95 for the six months ended June 30, 2009 and none for the six months ended June 30, 2008.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are calculated based upon the functional currency, in our case the CNY. As a result, amounts related to changes in assets and liabilities reported on the statement of cash flows will not necessarily agree with the changes in the corresponding balances on the balance sheet.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in US GAAP, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of this statement had no impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115.” This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The adoption of this statement had no impact on the Company’s consolidated financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), “Business Combinations.” SFAS 141R changes how a reporting enterprise accounts for the acquisition of a business. SFAS 141R requires an acquiring entity to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with limited exceptions, and applies to a wider range of transactions or events. SFAS 141R is effective for fiscal years beginning on or after December 15, 2008 and early adoption and retrospective application is prohibited. The adoption of SFAS 141(R) will have a material impact on future acquisitions.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements.” This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning January 1, 2009. The adoption of this statement had no impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. The adoption of this statement had no impact on the Company’s consolidated financial statements.

On May 8, 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,” which will provide framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with US GAAP for nongovernmental entities. With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature.  The adoption of SFAS 162 does not have a material impact on the Company’s consolidated financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS No. l 163 does not have a material impact on its financial condition or results of operation.

In April 2009, the FASB issued SFAS No. 164, “Not-for-Profit Entities: Mergers and Acquisitions”. SFAS No. 164 provides guidance on accounting for a combination of not-for-profit entities, which is a transaction or other event that results in a not-for-profit entity initially recognizing another not-for-profit entity, a business, or a non-profit activity in its financial statements. It is effective for financial statements issued for fiscal years beginning after December 15, 2009. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 is intended to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The adoption of SFAS No. 165 will have a material effect on our financial statements.

In June 2009, the FASB issued SFAS No. 166, a revision to SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets and where companies have continuing exposure to the risks related to transferred financial assets. SFAS 166 is effective at the start of a company’s first fiscal year beginning after November 15, 2009, or January 1, 2010 for companies reporting earnings on a calendar-year basis. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 167, a revision to FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities, and will change how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. Under SFAS No. 167, determining whether a company is required to consolidate an entity will be based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 is effective at the start of a company’s first fiscal year beginning after November 15, 2009, or January 1, 2010 for companies reporting earnings on a calendar-year basis. We are in the process of evaluating the effect, if any, the adoption of SFAS No. 167 will have on our financial statements

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting. SFAS 168 represents the last numbered standard to be issued by FASB under the old (pre-Codification) numbering system, and amends the GAAP hierarchy. On July 1, FASB will launch new FASB’s Codification (full name: the FASB Accounting Standards Codification TM.) The Codification will supersede existing GAAP for nongovernmental entities; governmental entities will continue to follow standards issued by FASB’s sister organization, the Governmental Accounting Standards Board (GASB).

3.	INCOME TAXES

The components of the income tax provision for the six months ended June 30, 2009 and 2008 were all current.

Reconciliation of the differences between the statutory U.S. Federal income tax rate and the effective rate is as follows for the six months ended June 30, 2009 and 2008:

	2009	2008
US statutory rate	34%	34%
Tax rate difference	(9)%	(9)%
Other	-	(9)%
Effective rate	25%	16%

4.	PREPAID EXPENSES

Prepaid expenses at June 30, 2009 (unaudited) and December 31, 2008 consist of the following:

	2009	2008
Prepayment for insurance	$109,882	$92,911
Prepayment for rent and rent deposit	23,275	26,075
Other	16,662	24,401
Total	$149,819	$143,387

5.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payable at June 30, 2009 (unaudited) and December 31, 2008 consist of the following:

	2009	2008
Accrued salaries and staff welfare	$85,731	$68,945
Miscellaneous tax payables	232,003	219,709
Other payables	229,014	47,266
Total	$546,748	$335,920

6.	DUE TO SHAREHOLDERS

On June 30, 2009 and December 31, 2008, the Company had advances from shareholders of $58. The advances do not bear interest.

7.	CAPITAL STOCK

Jinhua is registered in the PRC with registered capital of $204,669. The Company has four shareholders who own 5%, 10%, 22% and 63% at June 30, 2009 (unaudited)  and December 31, 2008.

8.	STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprise’s income, after payment of PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006, the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital. Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of June 30, 2009 and December 31, 2008, the Company had allocated $423,940 to these non-distributable reserve funds.

9.	MAJOR CUSTOMERS AND CREDIT RISK

During the six months ended June 30, 2009 and year ended December 31, 2008, no customer accounted for more than 10% of the Company’s sales. As of June 30, 2009 and December 31, 2008, no customer accounted for more than 10% of the Company’s accounts receivable.

During the six months ended June 30, 2009 and 2008, 1 vendor comprised more than 10% of the Company’s cost of sales, representing 14% and 16%, respectively.

10.	COMMITMENTS

The Company leases various facilities and trucks under operating leases that expires through 2012. Rent expense was $78,963 for the six months ended June 30, 2009. The future minimum obligations under these agreements are as follows by years as of June 30, 2009:

2010	1,516,290
2011	42,952
2012	4,339
Total	$1,563,581

CHINA 3C GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 29, 2008, China 3C Group (“China 3C”) and its subsidiary Zhejiang Yong Xin Digital Technology Co Ltd and Yiwu Yong Xin Communication Ltd agreed to acquire 100 percent of the equity of Jinhua Baofa Logistic Limited (“Jinhua”).

China 3C agreed to pay RMB 120 million in cash (approximately $17.5 million) for 100% ownership of Jinhua, of which RMB 100 million (approximately $14.6 million) was paid as a deposit. The balance of RMB 20 million (approximately $2.9 million) was paid in September 2009.

 The purchase price and related allocation to the estimated fair values of the assets acquired and liabilities assumed, after proportionately allocating the goodwill resulting from the transaction in accordance with SFAS No. 141R is as follows:

Cash paid for acquisition of Jinhua Bao Fa	$17,507,514

Assets acquired :
Cash	$1,026,527
Accounts receivable, net	750,933
Other receivables, net	78,734
Prepaid expenses	127,102
Property, plant and equipment	245,672
Intangible asset - transportation network	16,116,121
Goodwill	496,301
Assets acquired	18,841,390

Liabilities assumed:
Accounts payable	372,444
Accrued expenses and other payables	335,920
Income taxes payable	625,454
Due to shareholders	58
Liabilities assumed	1,333,876

Net assets acquired	$17,507,514

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had been consummated on June 30, 2009. The accompanying unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2009 and  year ended December 31, 2008, give effect to the acquisition as if it had been consummated on January 1, 2009 and 2008, respectively.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Jinhua as well as China 3C’s Form 10-K for the year ended December 31, 2008  and Form 10-Q for the six months ended June 30, 2009. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that China 3C believes are reasonable.

CHINA 3C GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2009

	Historical		Pro Forma		PRO
	China 3C	Jinhua Baofa	Adjustments		FORMA
ASSETS

Current assets:
Cash and equivalents	$25,448,256	$2,404,519	$(17,507,514)	(a)	$10,345,261
Accounts receivable	24,481,068	715,045	-		25,196,113
Inventories	9,377,825	-	-		9,377,825
Advances to suppliers	2,337,541	-	-		2,337,541
Prepaid expenses and other current assets	27,161	149,819	(16,285)	(b)	160,695
Other receivables	-	60,250	-		60,250
Total current assets	61,671,851	3,329,633	(17,523,799)		47,477,685

Property, plant and equipment, net	55,513	193,264	23,018	(b)	271,795
Intangible asset - transportation network	-	-	16,116,121	(c)	16,116,121
Goodwill	20,348,278	178,538	317,763	(d)	20,844,579
Deposit for acquisition of subsidiary	14,609,631	-	-		14,609,631
Refundable deposits	26,796	-	-		26,796
Total assets	$96,712,069	$3,701,435	$(1,066,897)		$99,346,607

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$4,457,112	$861,913	$-		$5,319,025
Taxes payable	391,887	814,351	-		1,206,238
Due to shareholders	-	58	-		58
Total current liabilities	4,848,999	1,676,322	-		6,525,321

Stockholders' equity:
Common stock	53,931	204,669	(204,669)	(d)	53,931
Additional paid in capital	19,464,519	127,918	(127,918)	(d)	19,464,519
Subscription receivable	(50,000)	-	-	(d)	(50,000)
Statutory reserve	11,109,379	423,940	(423,940)	(d)	11,109,379
Accumulated other comprehensive income	5,143,453	51,796	(51,796)	(d)	5,143,453
Retained earnings	56,141,788	1,216,790	(258,574)	(d)	57,100,004
Total stockholders' equity	91,863,070	2,025,113	(1,066,897)		92,821,286
Total liabilities and stockholders' equity	$96,712,069	$3,701,435	$(1,066,897)		$99,346,607

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

CHINA 3C GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
SIX MONTHS ENDED JUNE 30, 2009

			Pro Forma		PRO
	Historical		Adjustments		FORMA
	China 3C	Jinhua Baofa

Net sales	$128,537,496	$5,757,616	$-		$134,295,112
Cost of sales	112,458,293	3,870,807	-		116,329,100
Gross profit	16,079,203	1,886,809	-		17,966,012
Selling, general and administrative expenses	10,235,495	607,251	732,551	(e)	11,575,297
Income from operations	5,843,708	1,279,558	(732,551)		6,390,715

Other (income) expense
Interest income	(54,072)	(1,764)	17,508	(f)	(38,328)
Other income	(162,786)	(970)	-		(163,756)
Other expense	115,852	6,004	-		121,856
Total other (income) expense	(101,006)	3,270	17,508		(80,228)

Income before income taxes	5,944,714	1,276,288	(750,059)		6,470,943
Income tax expenses (benefit)	1,591,058	319,072	(187,515)	(g)	1,722,615
Net income	4,353,656	957,216	(562,544)		4,748,328
Foreign currency translation adjustments	(128,651)	1,000	-		(127,651)
Comprehensive income	$4,225,005	$958,216	$(562,544)		$4,620,677

Net income available to common shareholders per share:

Basic	$0.08				$0.09
Diluted	$0.08				$0.09

Weighted average shares outstanding:
Basic and Diluted	53,682,309				53,682,309
Basic and Diluted	53,682,309				53,682,309

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

CHINA 3C GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
YEAR ENDED DECEMBER 31, 2008

	Historical		Pro Forma		PRO
	China 3C	Jinhua Baofa	Adjustments		FORMA

Net sales	$310,644,661	$10,482,856	$(11,661)	(h)	$321,115,856
Cost of sales	262,002,877	6,820,962	-		268,823,839
Gross profit	48,641,784	3,661,894	(11,661)	(e)	52,292,017
Selling, general and administrative expenses	14,132,473	1,196,605	1,453,441	(h)	16,782,519
Income from operations	34,509,311	2,465,289	(1,465,102)		35,509,498
Other (income) expense
Interest income	(146,344)	(4,165)	35,015	(f)	(115,494)
Other income	(1,149,537)	(8,677)	-		(1,158,214)
Other expense	359,682	18,257	-		377,939
Total other (income) expense	(936,199)	5,415	35,015		(895,769)

Income before income taxes	35,445,510	2,459,874	(1,500,117)		36,405,267
Income tax expenses (benefit)	8,611,298	600,763	(375,029)	(g)	8,837,032
Net income	26,834,212	1,859,111	(1,125,088)		27,568,235
Foreign currency translation adjustments	3,399,770	28,611	-		3,428,381
Comprehensive income	$30,233,982	$1,887,722	$(1,125,088)		$30,996,616

Net income available to common shareholders per share:
Basic	$0.51				$0.52
Diluted	$0.51				$0.52

Weighted average shares outstanding:
Basic	52,673,938				52,673,938
Diluted	52,673,938				52,673,938

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

CHINA 3C GROUP AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)  To record the cash consideration paid for acquisition of 100% of the equity of Jinhua.

(b)  To record the step-up to fair value of assets upon acquisition.

(c)  To allocate the purchase price to intangible assets on acquisition.

(d) To allocate the purchase price to goodwill on acquisition and to eliminate the stockholders' equity of Jinhua.

(e) To record amortization of acquired intangible assets.

(f) To record the estimated decrease in interest income earned on the reduced cash.

(g) To adjust the total tax provision to reflect the tax benefit arising from amortization of intangible assets and the decrease in interest income.

(h) To eliminate intercompany transaction between China 3C and Jinhua give effect to the acquisition as if it had been consummated on January 1, 2008.